Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,100,000.00
Previously Paid Amount	0.00
Total Fee Amount	627.71
Total Offset Amount	0.00
Net Fee	$ 627.71